SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 28, 2004

                          MEASUREMENT SPECIALTIES, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEW JERSEY                    001-11906               22-2378738
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 (STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
       OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)


              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020
                                                           --------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 9.   REGULATION FD DISCLOSURE

     The registrant's Consolidated Statements of Operations for the three months ended March 31, 2003 and 2004 are attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MEASUREMENT SPECIALTIES, INC.


                               By:  /s/  John P. Hopkins
                                   -----------------------------------------
Date:  May 28, 2004                Name:  John P. Hopkins
                                   Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit 99.1 Registrant's Consolidated Statements of Operations for the three months ended March 31, 2003 and 2004.


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